SMITH BARNEY FUNDS INC.
SMITH BARNEY LARGE CAP VALUE FUND

Supplement dated January 16, 2001
Prospectus dated April 28, 2000

	The following information supersedes the second paragraph of the "Management" section set forth in the Prospectus dated April 28, 2000, for Smith Barney Large Cap Value Fund (the "Fund") of Smith
Barney Funds Inc.:

	Francis A. Root, CFA and a team of equity portfolio managers are responsible for the day to day operations of the Portfolio, including making all investment decisions. Ms. Root, an investment officer of SSB Citi Fund Management LLC and managing director of Salomon Smith Barney, has 19 years of securities business experience.


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Secdocs\011600 Sticker.doc